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                               SUPPLEMENT TO THE

                                APRIL 30, 2006,

      SCHWAB VALUE ADVANTAGE MONEY FUND(R) INSTITUTIONAL SHARES PROSPECTUS

THE INFORMATION IN THIS SUPPLEMENT IS EFFECTIVE AS OF MAY 1, 2006.

THE FIRST PARAGRAPH OF THE "BUYING SHARES" SECTION OF THE PROSPECTUS IS DELETED AND REPLACED WITH THE FOLLOWING:

Shares of the fund may be purchased directly from the fund through its sub-transfer agent (Institutional Shares same-day settlement only), through a Schwab account or through broker/dealers, banks, investment professionals or other financial institutions, 401(k) plans or other employee benefit plans (financial intermediaries).
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THE FOLLOWING IS ADDED TO THE "METHODS FOR PLACING DIRECT ORDERS" SECTION OF THE
PROSPECTUS:

SAME-DAY SETTLEMENT ORDERS. Follow the instructions provided in the "Transaction policies" section of the prospectus.
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THE FIRST THREE PARAGRAPHS OF THE "TRANSACTION POLICIES" SECTION OF THE
PROSPECTUS ARE DELETED AND REPLACED WITH THE FOLLOWING:

The fund is open for business each day that both the New York Stock Exchange
(NYSE) and The Federal Reserve Bank of New York (the Fed) are open. The fund reserves the right to open for business on days the NYSE is closed but the Fed is open. The fund calculates its share price each business day, as of the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. The fund seeks to maintain a stable NAV of $1.

NEXT-DAY SETTLEMENT

Orders that are received in good order are executed at the next NAV to be calculated and generally settle on the next business day. Orders to buy shares that are accepted no later than the close of the fund (generally 4 p.m. Eastern time) generally will receive the next business day's dividend. Orders to sell or exchange shares that are accepted and executed no later than the close of the fund on a given day generally will receive that day's dividend.
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SAME-DAY SETTLEMENT

The fund also offers same-day settlement for certain orders to purchase or redeem Institutional shares placed directly with the fund through the fund's sub-transfer agent, Boston Financial Data Services. To receive same-day settlement on your order, the following conditions must be satisfied: (a) you must have a completed new account application on file with the fund's sub-transfer agent; (b) the order must be effected directly with the fund's sub-transfer agent; (c) the order must be received by the fund's sub-transfer agent in good order and no later than the close of the fund (generally 4 p.m. Eastern time); (d) for purchase orders only, the amount of the initial purchase order must be at least $10,000,000; and (e) for purchase orders only, a Federal Funds wire (monies credited by a Federal Reserve Bank) in the amount of purchase must be received by the fund by the close of the Fed Wire System. Wire instructions are contained in the fund's account application. Purchase orders that satisfy these conditions receive that business day's dividend. Except as noted below, proceeds from redemption orders that satisfy these conditions will normally be wired to shareholders prior to the close of the Fed Wire System on that business day. Redemption orders do not receive that business day's dividend. The fund will only wire redemption proceeds to the shareholder's bank account that is shown on the fund's records. If the redemption proceeds are to be sent to a bank account that is not on the fund's records, a corporate resolution or STAMP medallion signature guarantee may be required which, in turn, may delay receipt of your redemption proceeds. Please note that other methods for placing direct orders or opening accounts may not be used to place orders for same-day settlement. The fund expects to discontinue offering same-day settlement on purchase and redemption orders of Institutional Shares on or about October 1, 2006.

The fund values its investment holdings on the basis of amortized cost (cost plus any discount, or minus any premium, accrued since purchase). Most money market funds use this method to calculate NAV.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC
REG34688 (05/06) (C)2006 All Rights Reserved